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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22025
Voya Separate Portfolios Trust
(Exact name of registrant as specified in charter)
7337 E. Doubletree Ranch Rd. Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)
The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180
Date of fiscal year end:
May 31

Date of reporting period:
May 31, 2015

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
May 31, 2015
Class I
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Voya Retirement Solution 2020 Fund

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Voya Retirement Solution 2025 Fund

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Voya Retirement Solution 2030 Fund

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Voya Retirement Solution 2035 Fund

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Voya Retirement Solution 2040 Fund

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Voya Retirement Solution 2045 Fund

■
Voya Retirement Solution 2050 Fund

■
Voya Retirement Solution 2055 Fund

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Voya Retirement Solution Income Fund

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

A question of resources
Dear Shareholder,
Geopolitical strategy and diplomacy — not to mention the global economy — are deeply driven by questions of access to resources. Who has what you need? How much do you have to pay to get it? How friendly do buyers and sellers need to be?
Today we are confronted with a variety of such issues that may profoundly affect the world for decades to come. For example, the renewed prominence of the United States as an energy producer likely will impact the relationships between consumers, like Europe, and producers, such as Russia and the Organization of Petroleum Exporting Countries, OPEC. While the surge of people fleeing wars in the Middle East and Africa may present an integration challenge to Europe, it also may represent an infusion of youth and energy that the aging continent needs. And as traditional supplies of water come under stress, the need for alternative water sources will likely spur the creation of new technologies and new investment opportunities.
Of course, there are more immediate economic concerns, notably whether central bank support — waning in the U.S., expanding pretty much everywhere else — can sustain global economic growth. Add in elements of political uncertainty, and bouts of market volatility should not be unexpected.
What lessons lie here for your investment program? The most important: Don’t try to “game” diversification. No one can be certain how the global economy will turn, or know where the best investment opportunities will arise. We believe that rather than groping for the next hot investment, you’re well advised to remain broadly diversified, retaining the potential to benefit from whatever the next generation of opportunities has to offer. Periodically review your portfolio with your financial advisor to make sure it remains focused on your investing goals. And as always, do not make changes to your portfolio without first discussing them with your financial advisor.
We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,

Shaun Mathews
President and Chief Executive Officer
June 23, 2015
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Year Ended May 31, 2015

In the first half of our fiscal year, global equities, represented by the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, maintained an uneven recovery as economic activity and sentiment steadily lifted after a cold and snowy winter in the U.S. This continued into the second half and for the whole year the Index returned 13.24%, but by the end the forces driving financial markets had substantially changed. (The Index returned 5.70% for the one year ended May 31, 2015, measured in U.S. dollars.)
For much of the year it seemed that the only credible major growth story in the world was the U.S. Markets took the October end of U.S. quantitative easing in stride and economic data were on balance positive. In particular the March employment report marked the twelfth consecutive month in which more than 200,000 jobs were created and the unemployment rate was down to 5½%.
But reservations remained about the low labor force participation rate and wage growth. And by May some reports had started to deteriorate, in part due to the effects of another harsh winter. The three-month average of jobs created dipped below 200,000. Industrial production and the purchasing managers’ index for the manufacturing sector were flat to falling. Retail sales were stagnant, despite lower gasoline prices. As for oil prices, the price of a barrel of oil bounced from its mid-March low, but still ended May at two thirds of its level eight months earlier. While this would boost consumption in time, the more immediate effect was to reduce profits and investment in the energy sector and in industries that service it. The related surge in the dollar (see below) would weigh on the trade deficit. This was evident in gross domestic product (“GDP”), which fell 0.7% annualized in the first quarter of 2015, after rising 2.2% in the previous quarter.
Outside of the U.S., annual GDP growth in China decelerated to 7.0% in the first quarter of 2015, the slowest in six years, depressing demand in the world’s commodity supplying countries. Japan re-entered recession in the third quarter of 2014 after an April rise in the consumption tax, and the weak inventory-led rebound was a disappointment.
But it was the euro zone that attracted most of the attention. The region entered 2015 after growth of barely 1% in 2014, unemployment perched at 11.5% and consumer prices falling. In Greece, on January 26, a new government took power, mandated to ease the terms of its €240 billion bailout and roll back reforms. The reaction of its creditors was uncompromising and the specter again loomed of a euro zone member country being forced out of the single currency with unknowable side effects. But four days earlier the European Central Bank had at last announced a program of quantitative easing, the elixir that despite all else, might drive asset prices higher, judging from the experience of the U.S. and Japan. Monthly purchases of bonds worth €60 billion would and did commence in March 2015. They would continue through September 2016. Furthermore by the end of the period, the gloomy euro zone data seemed to be turning. The unemployment rate edged down to 11.2%; prices stopped falling; GDP rose 0.4% in the first quarter of 2015. Falling interest rates and the weaker euro would be good for business. Increasingly, buy euro zone equities, preferably currency-hedged, sell U.S., was the trade in the news.
In U.S. fixed income markets, the Treasury yield curve flattened during the fiscal year and the Barclays Long-Term U.S. Treasury sub-index returned 10.32%. The Barclays U.S. Treasury Bond index as a whole returned 3.07%, practically identical to the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds, which increased 3.03%. The Barclays U.S. Corporate Investment Grade Bond sub-index added 2.72%, beating the 1.96% of the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate).
U.S. equities, represented by the S&P 500® Index including dividends, gained 11.81% over the year. The consumer discretionary sector was the top performer, soaring 27.25%. Only one sector lost ground: not surprisingly energy, down 15.39%. Many commentators expected S&P 500® earnings to start falling soon, depressed by the effect of lower energy prices and of the strong dollar on the value of revenues earned outside the U.S. Others remarked on the supportive effect of continuing high levels of share buybacks, with a value of  $553 billion in 2014, the highest since 2007.
In currencies, the dollar rallied strongly in the fiscal year, jumping 24.11% on the euro, as the prospect and then the reality of euro zone quantitative easing drove down interest rates. The dollar gained a similar 21.99% against the yen, accelerating in November on an announced increase in monetary easing in Japan and a partial re-allocation into non-yen securities for the giant Government Pension Investment Fund (“GPIF”). The dollar added 9.57% against the pound. The UK has a comparable growth story to the U.S., but dollar interest rates seemed more likely to rise first.
In international markets, the MSCI Japan® Index surged 20.43%, with exporters benefiting from the lower yen and all sectors from the GPIF’s rebalancing into stocks. The MSCI Europe ex UK® Index gained 14.49%, eclipsing in April its previous record from 2007. Quantitative easing, plus the declining euro that went with it, ultimately trumped the poor economic data that prevailed through most of the period. The MSCI UK® Index added just 5.26%, with financials and the consumer sectors making the top contributions. The 15 largest names in the UK index: multinationals accounting for half of its value, barely contributed 1% of the 5.26%.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
S&P Target Date 2020 Index, S&P Target Date 2025 Index, S&P Target Date 2030 Index, S&P Target Date 2035 Index, S&P Target Date 2040 Index, S&P Target Date 2045 Index and S&P Target Date 2050 Index	Each seeks to represent the market consensus for asset allocations which target an approximate 2020, 2025, 2030, 2035, 2040, 2045, 2050 and beyond 2050 retirement horizon, respectively.

Voya Retirement Solution Funds	Portfolio Managers’ Report

The Voya Retirement Solution Funds consist of Voya Retirement Solution 2020 Fund, Voya Retirement Solution 2025 Fund, Voya Retirement Solution 2030 Fund, Voya Retirement Solution 2035 Fund, Voya Retirement Solution 2040 Fund, Voya Retirement Solution 2045 Fund, Voya Retirement Solution 2050 Fund and Voya Retirement Solution 2055 Fund and Voya Retirement Solution Income Fund (each a “Fund” or collectively, the “Funds”). Each Fund seeks to achieve its investment objective* by investing in a combination of other Funds (“Underlying Funds”). The Funds are managed by Paul Zemsky, Chief Investment Officer and CFA, Frank van Etten and Halvard Kvaale, CIMA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
The Funds seek to achieve their investment objective by investing in a combination of Underlying Funds according to target allocations determined by the Sub-Adviser. With the exception of Voya Retirement Solution Income Fund, the Funds are structured and managed around specific target retirement or financial goal dates (“target dates”). The target date is the approximate year that an investor in a Fund would plan to make withdrawals from a Fund for retirement or other financial goals. The Funds’ target allocations will change over time, gliding down a path to gradually become more conservative as the Fund approaches the target date. As a Fund nears its target date, the target allocation is anticipated to be the same as that of Voya Retirement Solution Income Fund, which is equal to approximately 35% equity securities and 65% debt instruments.
Portfolio Specifics: For the year ended May 31, 2015, all of the Funds Class I shares provided total returns, excluding sales charges, that underperformed their target strategic allocation benchmarks. For the 12-month period ending May 31, 2015 underlying manager performance contributed to performance gross of fees and expenses. Underlying managers with top performance relative to their benchmark included Voya International Core Fund, Voya Multi-Manager International Equity Fund and Voya Intermediate Bond Fund. Underlying managers with worst performance relative to their benchmark included Voya Multi-Manager Emerging Markets Equity Fund, Voya Small Cap Opportunities Fund and Voya Corporate Leaders 100 Fund.
Asset Allocation: We made a number of asset allocation moves within the Funds over the 12-month period ending May 31, 2015. At the beginning of this reporting period, as of June 01, 2014, the Funds were overweight international developed equities, European equities and U.S. high yield bonds. These positions were funded by underweight positions in U.S. large cap, emerging markets equities and core U.S. fixed income.
In June of 2014, we took profit from the overweight euro zone trade and allocated the funds into U.S. large cap equities. In July, we reduced our overweight high yield position and moved the proceeds into senior loans. At the start of August, we reduced our emerging market equities underweight position funded by selling U.S. large cap core equities. This trade was an unwinding of a position initiated in the first quarter of 2014, where we had turned cautious on emerging markets considering the geopolitical unrest in Russia and Ukraine.
At the end of August, we sold U.S. small cap equities and added to our overweight international equities position at the time. We based this decision on comments by European Central Bank (“ECB”) President Mario Draghi, which suggested increased intervention by the ECB through asset purchase programs and greater openness to fiscal stimulus. At the time of the trade, we found U.S. small cap stocks to have unattractive valuations, poor earnings fundamentals and weak demand among investors.
In September, we positioned the Funds defensively by selling U.S. large cap core equities and purchasing U.S. core fixed income. Rationale for this trade included the possibility of deflation in Europe, slow responses by the global central banks and muted economic global growth outside the United States. We unwound this defensive position in October when negative sentiment reached extreme levels within our economic indicators. In November we increased duration, i.e., sensitivity to interest rate changes, in the mid-dated Funds, believing our long-term expectations for interest rate increases had theretofore been overly aggressive. At the close of the 2014, we purchased Japanese equities funded by selling U.S. large cap core stocks. At the time of the trade, we believed Japanese equities to be relatively undervalued and to have the potential to rise more than U.S. equities.
At the start of 2015, we reduced our exposure to high yield bonds, allocating the proceeds to U.S. long duration Treasury securities. This was done in an effort to lengthen our duration exposure, based on lower expectations for inflation in the U.S. and continued signs of decelerated global growth. In March, we took profit and closed out the Japanese equities position we had initiated at the end of 2014. In April, we purchased hedged euro zone equities by selling U.S. mid cap core equities believing euro zone economic activity will continue to improve at a rate more significant than at any point in the last twelve months. Further, we believe that Greece is unlikely to exit the euro zone. Finally, at the end of April, we added commodities as a strategic asset allocation to the Funds after having removed them in the first quarter of 2013.
Overall, short term asset allocation moves had a moderately negative impact on performance during this twelve month period.
With the exception of Voya Retirement Solution 2020 Fund, the Portfolios outperformed their benchmarks, the S&P Target Date Indices, for the year. Relative to the asset allocation of the S&P Target Date Indices, the Solution Retirement Portfolios benefited from being underweight international equities, having higher exposure to REITs and having no exposure to commodities, which was one of the worst performing asset classes for the period.
Current Strategy and Outlook: We believe equities will remain volatile as we move closer to a Federal Reserve Board rate hike, but we remain positive on U.S. risk assets for the time being. In addition, we are favorable on the outlook for European large cap equities, as euro zone economic activity is improving at an accelerated rate as of April and bank lending continues to improve. As previously stated, we remain cautious on emerging markets due to their declining profitability relative to developed markets. In an effort to mitigate the impact of rising interest rates, we continue to favor credit-risk investments such as high yield corporate bonds and senior bank loans over core fixed income investments such as investment-grade corporate bonds or U.S Treasuries. At the end of April, we initiated a small allocation to commodities with a view that nascent wage rises in the United States and expansionary monetary policy outside the U.S. could bring increased inflation pressure, which could push commodity prices upward. What’s more, we believe supply has been reduced in the major commodity categories, which could add to upward pricing pressures.

*
Please see the Prospectus for each Fund’s respective investment objective.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period as stated on the cover, and may differ from that presented for other Voya mutual funds.

Portfolio Managers’ Report	Voya Retirement Solution Funds

Average Annual Total Returns for the Year Ended May 31, 2015
1 Year
Voya Retirement Solution 2020 Fund, Class I	5.38%
S&P Target Date 2020 Index	5.55%
Voya Retirement Solution 2025 Fund, Class I	5.78%
S&P Target Date 2025 Index	5.73%
Voya Retirement Solution 2030 Fund, Class I	6.77%
S&P Target Date 2030 Index	6.08%
Voya Retirement Solution 2035 Fund, Class I	6.67%
S&P Target Date 2035 Index	6.40%
Voya Retirement Solution 2040 Fund, Class I	7.31%
S&P Target Date 2040 Index	6.60%
Voya Retirement Solution 2045 Fund, Class I	7.60%
S&P Target Date 2045 Index	6.75%
Voya Retirement Solution 2050 Fund, Class I	7.54%
S&P Target Date 2050 Index	6.93%
Voya Retirement Solution 2055 Fund, Class I	7.65%
S&P Target Date 2050 Index	6.93%
Voya Retirement Solution Income Fund, Class I	4.34%
S&P Target Date Retirement Income Index	3.76%

Target Asset Allocations(1)
Asset Class	2020	2025	2030	2035	2040	2045	2050	2055	Income
US Large Growth	14.5%	16.0%	19.5%	20.5%	23.0%	24.0%	24.0%	24.0%	11.5%
US Large Value	14.5%	16.0%	19.5%	20.5%	23.0%	24.0%	24.0%	24.0%	11.5%
US Mid Cap Growth	4.5%	5.5%	5.5%	5.5%	6.5%	6.5%	6.5%	6.5%	2.5%
US Mid Cap Value	4.5%	5.5%	5.5%	5.5%	6.5%	6.5%	6.5%	6.5%	2.5%
US Small Cap	3.0%	3.0%	4.0%	4.0%	4.0%	5.0%	5.0%	5.0%	—
International	9.0%	11.0%	12.0%	16.0%	16.0%	19.0%	19.0%	19.0%	4.0%
Emerging Markets	—	4.0%	5.0%	7.0%	7.0%	7.0%	7.0%	7.0%	—
US Real Estate	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%
Commodity	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%
Core Fixed Income	20.0%	16.0%	12.0%	8.0%	5.0%	5.0%	5.0%	5.0%	34.0%
High Yield	4.0%	4.0%	4.0%	4.0%	4.0%	—	—	—	4.0%
Senior Debt	4.0%	4.0%	4.0%	4.0%	2.0%	—	—	—	4.0%
International Bonds	6.0%	6.0%	—	—	—	—	—	—	6.0%
TIPS	7.0%	—	—	—	—	—	—	—	9.0%
Short Duration	6.0%	6.0%	6.0%	2.0%	—	—	—	—	8.0%
Total Equity	53%	64%	74%	82%	89%	95%	95%	95%	35%
Total Fixed Income	47%	36%	26%	18%	11%	5%	5%	5%	65%
	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1)
Fund’s current approximate target investment allocations (expressed as a percentage of net assets). As these are target allocations, the actual allocations of each Fund’s assets may deviate from the percentages shown. Although the Funds expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Voya Retirement Solution 2020 Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2015
	1 Year	Since Inception of Class I December 20, 2012
Class I	5.38%	9.28%
S&P Target Date 2020 Index	5.55%	9.80%
Based on a $250,000 initial investment, the graph and table above illustrate the total return of Voya Retirement Solution 2020 Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

Portfolio Managers’ Report	Voya Retirement Solution 2025 Fund

Average Annual Total Returns for the Periods Ended May 31, 2015
	1 Year	Since Inception of Class I December 20, 2012
Class I	5.78%	10.34%
S&P Target Date 2025 Index	5.73%	10.76%
Based on a $250,000 initial investment, the graph and table above illustrate the total return of Voya Retirement Solution 2025 Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

Voya Retirement Solution 2030 Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2015
	1 Year	Since Inception of Class I December 20, 2012
Class I	6.77%	11.69%
S&P Target Date 2030 Index	6.08%	11.72%
Based on a $250,000 initial investment, the graph and table above illustrate the total return of Voya Retirement Solution 2030 Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

Portfolio Managers’ Report	Voya Retirement Solution 2035 Fund

Average Annual Total Returns for the Periods Ended May 31, 2015
	1 Year	Since Inception of Class I December 20, 2012
Class I	6.67%	12.21%
S&P Target Date 2035 Index	6.40%	12.50%
Based on a $250,000 initial investment, the graph and table above illustrate the total return of Voya Retirement Solution 2035 Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

Voya Retirement Solution 2040 Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2015
	1 Year	Since Inception of Class I December 20, 2012
Class I	7.31%	13.23%
S&P Target Date 2040 Index	6.60%	13.06%
Based on a $250,000 initial investment, the graph and table above illustrate the total return of Voya Retirement Solution 2040 Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

Portfolio Managers’ Report	Voya Retirement Solution 2045 Fund

Average Annual Total Returns for the Periods Ended May 31, 2015
	1 Year	Since Inception of Class I December 20, 2012
Class I	7.60%	13.65%
S&P Target Date 2045 Index	6.75%	13.51%
Based on a $250,000 initial investment, the graph and table above illustrate the total return of Voya Retirement Solution 2045 Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

Voya Retirement Solution 2050 Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2015
	1 Year	Since Inception of Class I December 20, 2012
Class I	7.54%	13.64%
S&P Target Date 2050 Index	6.93%	13.95%
Based on a $250,000 initial investment, the graph and table above illustrate the total return of Voya Retirement Solution 2050 Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

Portfolio Managers’ Report	Voya Retirement Solution 2055 Fund

Average Annual Total Returns for the Periods Ended May 31, 2015
	1 Year	Since Inception of Class I December 20, 2012
Class I	7.65%	13.71%
S&P Target Date 2050 Index	6.93%	13.95%
Based on a $250,000 initial investment, the graph and table above illustrate the total return of Voya Retirement Solution 2055 Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

Voya Retirement Solution Income Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2015
	1 Year	Since Inception of Class I December 20, 2012
Class I	4.34%	6.73%
S&P Target Date Retirement Income Index	3.76%	5.59%
Based on a $250,000 initial investment, the graph and table above illustrate the total return of Voya Retirement Solution Income Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from December 1, 2014 to May 31, 2015. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2015**	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2015**
Voya Retirement Solution 2020 Fund
Class I	$1,000.00	$1,025.30	0.18%	$0.91	$1,000.00	$1,024.03	0.18%	$0.91
Voya Retirement Solution 2025 Fund
Class I	$1,000.00	$1,027.20	0.15%	$0.76	$1,000.00	$1,024.18	0.15%	$0.76
Voya Retirement Solution 2030 Fund
Class I	$1,000.00	$1,030.50	0.18%	$0.91	$1,000.00	$1,024.03	0.18%	$0.91
Voya Retirement Solution 2035 Fund
Class I	$1,000.00	$1,031.70	0.18%	$0.91	$1,000.00	$1,024.03	0.18%	$0.91
Voya Retirement Solution 2040 Fund
Class I	$1,000.00	$1,034.20	0.18%	$0.91	$1,000.00	$1,024.03	0.18%	$0.91
Voya Retirement Solution 2045 Fund
Class I	$1,000.00	$1,035.80	0.17%	$0.86	$1,000.00	$1,024.08	0.17%	$0.86
Voya Retirement Solution 2050 Fund
Class I	$1,000.00	$1,035.90	0.17%	$0.86	$1,000.00	$1,024.08	0.17%	$0.86
Voya Retirement Solution 2055 Fund
Class I	$1,000.00	$1,035.30	0.18%	$0.91	$1,000.00	$1,024.03	0.18%	$0.91
Voya Retirement Solution Income Fund
Class I	$1,000.00	$1,017.80	0.13%	$0.65	$1,000.00	$1,024.28	0.13%	$0.66

*
The annualized expense ratios do not include expenses of underlying funds.

**
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
Voya Separate Portfolios Trust:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Voya Retirement Solution 2020 Fund, Voya Retirement Solution 2025 Fund, Voya Retirement Solution 2030 Fund, Voya Retirement Solution 2035 Fund, Voya Retirement Solution 2040 Fund, Voya Retirement Solution 2045 Fund, Voya Retirement Solution 2050 Fund, Voya Retirement Solution 2055 Fund, and Voya Retirement Solution Income Fund, each a series of Voya Separate Portfolios Trust, as of May 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian, transfer agent of the underlying funds, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Separate Portfolios Trust as of May 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 27, 2015

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2015

	Voya Retirement Solution 2020 Fund	Voya Retirement Solution 2025 Fund	Voya Retirement Solution 2030 Fund
ASSETS:
Investments in affiliated underlying funds at fair value*	$513,730	$52,736	$52,347
Investments in unaffiliated underlying funds at fair value**	128,521	10,660	13,028
Total investments at fair value	$642,251	$63,396	$65,375
Cash	48	14	11
Receivables:
Investments in affiliated underlying funds sold	6,203	546	383
Investments in unaffiliated underlying funds sold	944	232	232
Dividends	508	43	38
Prepaid expenses	6,930	6,928	6,928
Reimbursement due from manager	96,634	4,900	5,438
Total assets	753,518	76,059	78,405
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	4,358	498	355
Payable for investments in unaffiliated underlying funds purchased	3,376	281	252
Payable for investment management fees	34	3	4
Payable for trustee fees	3	1	1
Other accrued expenses and liabilities	104,409	11,682	12,235
Total liabilities	112,180	12,465	12,847
NET ASSETS	$641,338	$63,594	$65,558
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$603,393	$58,196	$59,596
Undistributed net investment income	1,867	170	182
Accumulated net realized gain	19,235	2,229	2,087
Net unrealized appreciation	16,843	2,999	3,693
NET ASSETS	$641,338	$63,594	$65,558
* Cost of investments in affiliated underlying funds	$497,823	$49,892	$49,053
** Cost of investments in unaffiliated underlying funds	$127,585	$10,505	$12,629
Class I
Net assets	$641,338	$63,594	$65,558
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	56,311	5,761	5,883
Net asset value and redemption price per share	$11.39	$11.04	$11.14
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2015

	Voya Retirement Solution 2035 Fund	Voya Retirement Solution 2040 Fund	Voya Retirement Solution 2045 Fund
ASSETS:
Investments in affiliated underlying funds at fair value*	$52,937	$54,448	$54,556
Investments in unaffiliated underlying funds at fair value**	13,155	13,224	13,546
Total investments at fair value	$66,092	$67,672	$68,102
Cash	3	5	5
Receivables:
Investments in affiliated underlying funds sold	395	593	596
Investments in unaffiliated underlying funds sold	264	99	197
Dividends	29	21	8
Prepaid expenses	6,929	6,929	6,929
Reimbursement due from manager	5,259	5,423	5,560
Total assets	78,971	80,742	81,397
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	364	209	269
Payable for investments in unaffiliated underlying funds purchased	253	530	425
Payable for investment management fees	3	3	3
Payable for trustee fees	1	1	1
Other accrued expenses and liabilities	12,062	12,239	12,356
Total liabilities	12,683	12,982	13,054
NET ASSETS	$66,288	$67,760	$68,343
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$60,317	$61,223	$61,255
Undistributed net investment income	139	98	59
Accumulated net realized gain	2,190	2,426	2,512
Net unrealized appreciation	3,642	4,013	4,517
NET ASSETS	$66,288	$67,760	$68,343
* Cost of investments in affiliated underlying funds	$49,757	$51,009	$50,633
** Cost of investments in unaffiliated underlying funds	$12,693	$12,650	$12,952
Class I
Net assets	$66,288	$67,760	$68,343
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	5,949	6,024	6,018
Net asset value and redemption price per share	$11.14	$11.25	$11.36
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2015

	Voya Retirement Solution 2050 Fund	Voya Retirement Solution 2055 Fund	Voya Retirement Solution Income Fund
ASSETS:
Investments in affiliated underlying funds at fair value*	$54,561	$54,653	$47,482
Investments in unaffiliated underlying funds at fair value**	13,546	13,548	11,612
Total investments at fair value	$68,107	$68,201	$59,094
Cash	3	6	8
Receivables:
Investments in affiliated underlying funds sold	597	597	472
Investments in unaffiliated underlying funds sold	197	408	—
Dividends	8	3	67
Prepaid expenses	6,929	6,928	6,928
Reimbursement due from manager	5,726	5,736	3,788
Total assets	81,567	81,879	70,357
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	268	447	395
Payable for investments in unaffiliated underlying funds purchased	425	425	256
Payable for investment management fees	3	3	3
Payable for trustee fees	1	1	1
Other accrued expenses and liabilities	12,527	12,536	11,064
Total liabilities	13,224	13,412	11,719
NET ASSETS	$68,343	$68,467	$58,638
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$61,300	$61,345	$56,093
Undistributed net investment income	54	30	283
Accumulated net realized gain	2,511	2,568	1,778
Net unrealized appreciation	4,478	4,524	484
NET ASSETS	$68,343	$68,467	$58,638
* Cost of investments in affiliated underlying funds	$50,677	$50,725	$46,692
** Cost of investments in unaffiliated underlying funds	$12,952	$12,952	$11,918
Class I
Net assets	$68,343	$68,467	$58,638
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	6,023	6,027	5,595
Net asset value and redemption price per share	$11.35	$11.36	$10.48
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended May 31, 2015

	Voya Retirement Solution 2020 Fund	Voya Retirement Solution 2025 Fund	Voya Retirement Solution 2030 Fund
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$8,490	$841	$873
Dividends from unaffiliated underlying funds	2,114	211	234
Total investment income	10,604	1,052	1,107
EXPENSES:
Investment management fees(1)	391	33	39
Transfer agent fees	63	32	30
Administrative service fees(1)	208	20	21
Shareholder reporting expense	7,211	705	720
Registration fees	19,284	19,269	19,268
Professional fees	111,608	20,262	20,563
Custody and accounting expense	174	41	41
Trustee fees	19	2	2
Miscellaneous expense	2,946	3,183	3,186
Total expenses	141,904	43,547	43,870
Net waived and reimbursed fees	(140,771)	(43,453)	(43,754)
Net expenses	1,133	94	116
Net investment income	9,471	958	991
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	6,064	1,789	2,752
Sale of unaffiliated underlying funds	3,533	507	613
Capital gain distributions from affiliated underlying funds	25,301	2,523	2,453
Capital gain distributions from unaffiliated underlying funds	1,069	106	105
Net realized gain	35,967	4,925	5,923
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(7,558)	(1,945)	(2,523)
Unaffiliated underlying funds	(5,000)	(489)	(213)
Net change in unrealized appreciation (depreciation)	(12,558)	(2,434)	(2,736)
Net realized and unrealized gain	23,409	2,491	3,187
Increase in net assets resulting from operations	$32,880	$3,449	$4,178

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended May 31, 2015

	Voya Retirement Solution 2035 Fund	Voya Retirement Solution 2040 Fund	Voya Retirement Solution 2045 Fund
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$867	$802	$703
Dividends from unaffiliated underlying funds	236	227	236
Total investment income	1,103	1,029	939
EXPENSES:
Investment management fees(1)	38	37	39
Transfer agent fees	35	34	41
Administrative service fees(1)	21	22	22
Shareholder reporting expense	798	798	800
Registration fees	19,268	19,268	19,268
Professional fees	20,720	20,820	20,920
Custody and accounting expense	57	57	58
Trustee fees	2	2	2
Miscellaneous expense	3,196	3,191	3,191
Total expenses	44,135	44,229	44,341
Net waived and reimbursed fees	(44,018)	(44,109)	(44,227)
Net expenses	117	120	114
Net investment income	986	909	825
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	3,289	3,929	3,976
Sale of unaffiliated underlying funds	579	495	511
Capital gain distributions from affiliated underlying funds	2,567	2,968	3,021
Capital gain distributions from unaffiliated underlying funds	110	110	110
Net realized gain	6,545	7,502	7,618
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(3,177)	(3,734)	(3,573)
Unaffiliated underlying funds	(171)	(83)	(80)
Net change in unrealized appreciation (depreciation)	(3,348)	(3,817)	(3,653)
Net realized and unrealized gain	3,197	3,685	3,965
Increase in net assets resulting from operations	$4,183	$4,594	$4,790

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended May 31, 2015

	Voya Retirement Solution 2050 Fund	Voya Retirement Solution 2055 Fund	Voya Retirement Solution Income Fund
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$703	$678	$996
Dividends from unaffiliated underlying funds	237	238	210
Total investment income	940	916	1,206
EXPENSES:
Investment management fees(1)	39	40	36
Transfer agent fees	41	39	34
Administrative service fees(1)	22	22	19
Shareholder reporting expense	796	798	669
Registration fees	19,268	19,268	19,267
Professional fees	21,006	21,006	19,497
Custody and accounting expense	43	50	36
Trustee fees	2	2	2
Miscellaneous expense	3,179	3,179	3,178
Total expenses	44,396	44,404	42,738
Net waived and reimbursed fees	(44,282)	(44,284)	(42,661)
Net expenses	114	120	77
Net investment income	826	796	1,129
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	3,986	4,017	1,110
Sale of unaffiliated underlying funds	511	528	199
Capital gain distributions from affiliated underlying funds	3,021	3,024	1,543
Capital gain distributions from unaffiliated underlying funds	110	110	100
Net realized gain	7,628	7,679	2,952
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(3,582)	(3,540)	(1,178)
Unaffiliated underlying funds	(82)	(61)	(449)
Net change in unrealized appreciation (depreciation)	(3,664)	(3,601)	(1,627)
Net realized and unrealized gain	3,964	4,078	1,325
Increase in net assets resulting from operations	$4,790	$4,874	$2,454

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Retirement Solution 2020 Fund		Voya Retirement Solution 2025 Fund
	Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2015	Year Ended May 31, 2014
FROM OPERATIONS:
Net investment income	$9,471	$7,765	$958	$878
Net realized gain	35,967	17,442	4,925	3,199
Net change in unrealized appreciation (depreciation)	(12,558)	27,164	(2,434)	2,638
Increase in net assets resulting from operations	32,880	52,371	3,449	6,715
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(19,295)	(9,397)	(1,921)	(1,450)
Net realized gains	(19,042)	(2,407)	(3,363)	(1,339)
Total distributions	(38,337)	(11,804)	(5,284)	(2,789)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	503,114	—	—
Reinvestment of distributions	38,337	11,804	5,284	2,789
	38,337	514,918	5,284	2,789
Cost of shares redeemed	—	(11)	—	(12)
Net increase in net assets resulting from capital share transactions	38,337	514,907	5,284	2,777
Net increase in net assets	32,880	555,474	3,449	6,703
NET ASSETS:
Beginning of year or period	608,458	52,984	60,145	53,442
End of year or period	$641,338	$608,458	$63,594	$60,145
Undistributed net investment income at end of year or period	$1,867	$3,320	$170	$281

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Retirement Solution 2030 Fund		Voya Retirement Solution 2035 Fund
	Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2015	Year Ended May 31, 2014
FROM OPERATIONS:
Net investment income	$991	$840	$986	$817
Net realized gain	5,923	3,558	6,545	3,809
Net change in unrealized appreciation (depreciation)	(2,736)	2,958	(3,348)	3,255
Increase in net assets resulting from operations	4,178	7,356	4,183	7,881
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(1,962)	(1,598)	(2,038)	(1,607)
Net realized gains	(4,572)	(1,360)	(5,167)	(1,423)
Total distributions	(6,534)	(2,958)	(7,205)	(3,030)
FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	6,534	2,958	7,205	3,030
	6,534	2,958	7,205	3,030
Cost of shares redeemed	—	(11)	—	(12)
Net increase in net assets resulting from capital share transactions	6,534	2,947	7,205	3,018
Net increase in net assets	4,178	7,345	4,183	7,869
NET ASSETS:
Beginning of year or period	61,380	54,035	62,105	54,236
End of year or period	$65,558	$61,380	$66,288	$62,105
Undistributed net investment income at end of year or period	$182	$215	$139	$184

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Retirement Solution 2040 Fund		Voya Retirement Solution 2045 Fund
	Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2015	Year Ended May 31, 2014
FROM OPERATIONS:
Net investment income	$909	$712	$825	$630
Net realized gain	7,502	4,183	7,618	4,366
Net change in unrealized appreciation (depreciation)	(3,817)	3,704	(3,653)	3,850
Increase in net assets resulting from operations	4,594	8,599	4,790	8,846
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(2,101)	(1,642)	(2,030)	(1,604)
Net realized gains	(6,040)	(1,364)	(6,202)	(1,353)
Total distributions	(8,141)	(3,006)	(8,232)	(2,957)
FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	8,141	3,006	8,232	2,957
	8,141	3,006	8,232	2,957
Cost of shares redeemed	—	(13)	—	(12)
Net increase in net assets resulting from capital share transactions	8,141	2,993	8,232	2,945
Net increase in net assets	4,594	8,586	4,790	8,834
NET ASSETS:
Beginning of year or period	63,166	54,580	63,553	54,719
End of year or period	$67,760	$63,166	$68,343	$63,553
Undistributed net investment income at end of year or period	$98	$134	$59	$85

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Retirement Solution 2050 Fund		Voya Retirement Solution 2055 Fund
	Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2015	Year Ended May 31, 2014
FROM OPERATIONS:
Net investment income	$826	$623	$796	$620
Net realized gain	7,628	4,401	7,679	4,462
Net change in unrealized appreciation (depreciation)	(3,664)	3,820	(3,601)	3,803
Increase in net assets resulting from operations	4,790	8,844	4,874	8,885
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(2,032)	(1,602)	(2,024)	(1,603)
Net realized gains	(6,167)	(1,432)	(6,242)	(1,410)
Total distributions	(8,199)	(3,034)	(8,266)	(3,013)
FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	8,199	3,034	8,266	3,013
	8,199	3,034	8,266	3,013
Cost of shares redeemed	—	(12)	—	(13)
Net increase in net assets resulting from capital share transactions	8,199	3,022	8,266	3,000
Net increase in net assets	4,790	8,832	4,874	8,872
NET ASSETS:
Beginning of year or period	63,553	54,721	63,593	54,721
End of year or period	$68,343	$63,553	$68,467	$63,593
Undistributed net investment income at end of year or period	$54	$81	$30	$78

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Retirement Solution Income Fund
	Year Ended May 31, 2015	Year Ended May 31, 2014
FROM OPERATIONS:
Net investment income	$1,129	$1,102
Net realized gain	2,952	1,966
Net change in unrealized appreciation (depreciation)	(1,627)	1,295
Increase in net assets resulting from operations	2,454	4,363
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(1,801)	(1,337)
Net realized gains	(1,856)	(774)
Total distributions	(3,657)	(2,111)
FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	3,657	2,111
	3,657	2,111
Cost of shares redeemed	—	(11)
Net increase in net assets resulting from capital share transactions	3,657	2,100
Net increase in net assets	2,454	4,352
NET ASSETS:
Beginning of year or period	56,184	51,832
End of year or period	$58,638	$56,184
Undistributed net investment income at end of year or period	$283	$410

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Retirement Solution 2020 Fund
Class I
05-31-15	11.52	0.17•	0.43	0.60	0.37	0.36	—	0.73	—	11.39	5.38	22.77	0.18	0.18	1.52	641	42
05-31-14	10.57	0.17•	1.01	1.18	0.18	0.05	—	0.23	—	11.52	11.23	34.18	0.14	0.14	1.55	608	56
12-20-12(5) - 05-31-13	10.00	0.08	0.52	0.60	0.03	—	—	0.03	—	10.57	6.00	157.18	0.14	0.14	1.71	53	25
Voya Retirement Solution 2025 Fund
Class I
05-31-15	11.42	0.18•	0.44	0.62	0.36	0.64	—	1.00	—	11.04	5.78	70.64	0.15	0.15	1.55	64	52
05-31-14	10.66	0.18	1.14	1.32	0.29	0.27	—	0.56	—	11.42	12.52	100.08	0.12	0.12	1.55	60	48
12-20-12(5) - 05-31-13	10.00	0.07	0.62	0.69	0.03	—	—	0.03	—	10.66	6.87	156.48	0.13	0.13	1.54	53	24
Voya Retirement Solution 2030 Fund
Class I
05-31-15	11.64	0.18•	0.56	0.74	0.37	0.87	—	1.24	—	11.14	6.77	69.34	0.18	0.18	1.57	66	71
05-31-14	10.78	0.17	1.28	1.45	0.32	0.27	—	0.59	—	11.64	13.63	99.48	0.13	0.13	1.46	61	53
12-20-12(5) - 05-31-13	10.00	0.06	0.74	0.80	0.02	—	—	0.02	—	10.78	8.03	155.65	0.13	0.13	1.21	54	22
Voya Retirement Solution 2035 Fund
Class I
05-31-15	11.78	0.18•	0.55	0.73	0.39	0.98	—	1.37	—	11.14	6.67	68.98	0.18	0.18	1.54	66	76
05-31-14	10.83	0.17	1.38	1.55	0.32	0.28	—	0.60	—	11.78	14.54	98.11	0.13	0.13	1.41	62	56
12-20-12(5) - 05-31-13	10.00	0.05	0.80	0.85	0.02	—	—	0.02	—	10.83	8.48	155.42	0.13	0.13	1.02	54	19
Voya Retirement Solution 2040 Fund
Class I
05-31-15	11.99	0.16•	0.65	0.81	0.40	1.15	—	1.55	—	11.25	7.31	67.80	0.18	0.18	1.39	68	81
05-31-14	10.90	0.15	1.54	1.69	0.33	0.27	—	0.60	—	11.99	15.69	97.53	0.13	0.13	1.21	63	53
12-20-12(5) - 05-31-13	10.00	0.04	0.88	0.92	0.02	—	—	0.02	—	10.90	9.17	154.90	0.14	0.14	0.79	55	19
Voya Retirement Solution 2045 Fund
Class I
05-31-15	12.08	0.15•	0.70	0.85	0.39	1.18	—	1.57	—	11.36	7.60	67.49	0.17	0.17	1.26	68	79
05-31-14	10.93	0.13	1.61	1.74	0.32	0.27	—	0.59	—	12.08	16.10	97.19	0.12	0.12	1.07	64	54
12-20-12(5) - 05-31-13	10.00	0.03	0.91	0.94	0.01	—	—	0.01	—	10.93	9.45	154.73	0.13	0.13	0.61	55	19
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Retirement Solution 2050 Fund
Class I
05-31-15	12.07	0.15•	0.69	0.84	0.39	1.17	—	1.56	—	11.35	7.54	67.57	0.17	0.17	1.26	68	79
05-31-14	10.93	0.13	1.62	1.75	0.32	0.29	—	0.61	—	12.07	16.16	97.42	0.12	0.12	1.06	64	54
12-20-12(5) - 05-31-13	10.00	0.03	0.91	0.94	0.01	—	—	0.01	—	10.93	9.45	154.72	0.13	0.13	0.61	55	18
Voya Retirement Solution 2055 Fund
Class I
05-31-15	12.08	0.14•	0.71	0.85	0.38	1.19	—	1.57	—	11.36	7.65	67.56	0.18	0.18	1.21	68	83
05-31-14	10.93	0.13	1.62	1.75	0.32	0.28	—	0.60	—	12.08	16.21	97.28	0.12	0.12	1.05	64	54
12-20-12(5) - 05-31-13	10.00	0.03	0.91	0.94	0.01	—	—	0.01	—	10.93	9.45	154.72	0.13	0.13	0.61	55	18
Voya Retirement Solution Income Fund
Class I
05-31-15	10.73	0.22	0.22	0.44	0.34	0.35	—	0.69	—	10.48	4.34	74.46	0.13	0.13	1.97	59	39
05-31-14	10.30	0.22	0.63	0.85	0.27	0.15	—	0.42	—	10.73	8.42	104.80	0.12	0.12	2.07	56	31
12-20-12(5) - 05-31-13	10.00	0.14	0.23	0.37	0.07	—	—	0.07	—	10.30	3.68	157.06	0.11	0.11	3.05	52	27

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of the Underlying Funds.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015

NOTE 1 — ORGANIZATION
Voya Separate Portfolios (“SPorts”) Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on March 2, 2007 and was established under a Declaration of Trust dated March 2, 2007. It consists of fourteen separate active investment series. The nine series (each, a “Fund” and collectively, the “Funds”) included in this report are: Voya Retirement Solution 2020 Fund (“Solution 2020”), Voya Retirement Solution 2025 Fund (“Solution 2025”), Voya Retirement Solution 2030 Fund (“Solution 2030”), Voya Retirement Solution 2035 Fund (“Solution 2035”), Voya Retirement Solution 2040 Fund (“Solution 2040”), Voya Retirement Solution 2045 Fund (“Solution 2045”), Voya Retirement Solution 2050 Fund (“Solution 2050”), Voya Retirement Solution 2055 Fund (“Solution 2055”), and Voya Retirement Solution Income Fund (“Solution Income”), each a diversified series of the Trust.
Each Fund offers Class I shares. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets. Expenses that are specific to a fund are charged directly to that fund. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The net asset value (“NAV”) per share for each class of each Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Funds are open for business every day the NYSE is open. Fund shares will not be priced on days when the NYSE is closed. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the normal trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the mean of the closing bid and ask price on that day. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, a Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (b) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (c) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (d) Centrally cleared swap

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

agreements are valued using a price provided by the central counterparty clearinghouse; (e) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (f) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (g) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which a Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine a Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.
Each investment asset or liability of a Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolio of Investments. The Funds classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Funds’ Investment Adviser. Prior to May 1, 2015, the Pricing Committee was established by the Funds’ administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

those securities nor can it be assured a Fund can obtain the fair value assigned to a security if it were to sell the security.
To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.
For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Funds have a significant amount of Level 3 investments.
For the year ended May 31, 2015, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from affiliated Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.
Reported net realized foreign exchange gains or losses arise from the difference between the amounts of foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of foreign/withholding tax reclaim receivables at fiscal year end, resulting from changes in the exchange rate.
D. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. The Funds declare and pay dividends and capital gains, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
E. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
F. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2015, the cost of purchases and proceeds from the sales of investments were as follows:
	Purchases	Sales
Solution 2020	$273,087	$260,510
Solution 2025	33,040	31,921
Solution 2030	45,886	44,814
Solution 2035	49,567	48,565
Solution 2040	53,371	52,363
Solution 2045	52,193	51,424
Solution 2050	52,198	51,426
Solution 2055	54,655	53,912
Solution Income	24,497	22,552
NOTE 4 — INVESTMENT MANAGEMENT FEES
Prior to May 1, 2015, the Funds had entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensated the Investment Adviser with a management fee equal to 0.00% of each Fund’s average daily net assets invested in affiliated Underlying Funds and 0.30% of each Fund’s average daily net assets invested in unaffiliated Underlying Funds and/or other investments. Amounts paid to the Investment Adviser through April 30, 2015 are reflected as investment management fees on the accompanying Statements of Operations.
Also, prior to May 1, 2015, the Funds had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for Fund operations and was responsible for the supervision of other service providers. Effective January 1, 2015, the Administrator was entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets. The Administrator was contractually obligated to waive the administrative fee for each Fund for at least two years from the effective date of January 1, 2015. This waiver was not eligible for recoupment. Prior to January 1, 2015, the Administrator did not receive any fees for its administrative services. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statements of Operations.
Effective May 1, 2015, the terms of the Funds’ Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Funds’ Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Funds and there is no change to the investment management or administrative services provided.
The Amended and Restated Investment Management Agreement compensates the Investment Adviser with a management fee equal to 0.10% of each Fund’s average daily net assets invested in affiliated Underlying Funds and 0.40% of each Fund’s average daily net assets invested in unaffiliated Underlying Funds and/or other investments. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through May 31, 2015 are reflected as investment management fees on the accompanying Statements of Operations. Effective May 1, 2015, the Investment Adviser is contractually obligated to waive 0.10% of the management fee for each Fund through January 1, 2017. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.
NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2015, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the following Funds:
Subsidiary	Fund	Percentage
Voya Investment Management Co. LLC	Solution 2020	9.68%
	Solution 2025	100.00
	Solution 2030	100.00
	Solution 2035	100.00
	Solution 2040	100.00
	Solution 2045	100.00
	Solution 2050	100.00
	Solution 2055	100.00
	Solution Income	100.00
Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

company. The 1940 Act defines affiliates to include companies that are under common control. Therefore, if certain Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.
The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.
NOTE 6 — OTHER ACCRUED EXPENSES AND LIABILITIES
At May 31, 2015, the following Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expenses	Amount
Solution 2020	Audit	$101,381
Solution 2025	Audit	10,053
	Miscellaneous	829
Solution 2030	Audit	10,345
	Miscellaneous	833
Solution 2035	Audit	10,454
	Miscellaneous	720
Solution 2040	Audit	10,647
	Miscellaneous	710
Solution 2045	Audit	10,669
	Miscellaneous	710
Solution 2050	Audit	10,797
	Miscellaneous	823
Solution 2055	Audit	10,797
	Miscellaneous	823
Solution Income	Audit	9,287
	Miscellaneous	822
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Funds whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:
Fund(1)	Class I
Solution 2020	0.80%
Solution 2025	0.82%
Solution 2030	0.86%
Solution 2035	0.90%
Solution 2040	0.92%
Solution 2045	0.92%
Solution 2050	0.92%
Solution 2055	0.92%
Solution Income	0.66%

(1)
These operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Fund will vary based on each Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Fund for management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of May 31, 2015, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
	May 31,
Fund	2016	2017	2018	Total
Solution 2020	$35,906	$170,450	$140,508	$346,864
Solution 2025	35,908	56,480	43,427	135,815
Solution 2030	35,908	57,106	43,727	136,741
Solution 2035	35,933	56,794	43,991	136,718
Solution 2040	35,926	57,186	44,081	137,193
Solution 2045	35,932	57,246	44,199	137,377
Solution 2050	35,930	57,379	44,254	137,563
Solution 2055	35,930	57,356	44,256	137,542
Solution Income	35,494	55,856	42,637	133,987

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

The Expense Limitation Agreement is contractual through October 1, 2015 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of  $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 22, 2015, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Funds did not utilize the line of credit during the year ended May 31, 2015.

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution 2020
Class I
5/31/2015	—	—	3,476	—	3,476	—	—	38,337	—	38,337
5/31/2014	46,758	—	1,063	(1)	47,820	503,114	—	11,804	(11)	514,907
Solution 2025
Class I
5/31/2015	—	—	496	—	496	—	—	5,284	—	5,284
5/31/2014	—	—	252	(1)	251	—	—	2,789	(12)	2,777
Solution 2030
Class I
5/31/2015	—	—	610	—	610	—	—	6,534	—	6,534
5/31/2014	—	—	262	(1)	261	—	—	2,958	(11)	2,947
Solution 2035
Class I
5/31/2015	—	—	675	—	675	—	—	7,205	—	7,205
5/31/2014	—	—	266	(1)	265	—	—	3,030	(12)	3,018
Solution 2040
Class I
5/31/2015	—	—	757	—	757	—	—	8,141	—	8,141
5/31/2014	—	—	259	(1)	258	—	—	3,006	(13)	2,993
Solution 2045
Class I
5/31/2015	—	—	759	—	759	—	—	8,232	—	8,232
5/31/2014	—	—	253	(1)	252	—	—	2,957	(12)	2,945
Solution 2050
Class I
5/31/2015	—	—	756	—	756	—	—	8,199	—	8,199
5/31/2014	—	—	260	(1)	259	—	—	3,034	(12)	3,022
Solution 2055
Class I
5/31/2015	—	—	762	—	762	—	—	8,266	—	8,266
5/31/2014	—	—	258	(1)	257	—	—	3,013	(13)	3,000
Solution Income
Class I
5/31/2015	—	—	358	—	358	—	—	3,657	—	3,657
5/31/2014	—	—	205	(1)	204	—	—	2,111	(11)	2,100

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 10 — CONCENTRATION OF RISKS
All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see the Funds’ most recent Prospectus and/or the Statement of Additional Information.
The Funds are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.
Asset Allocation (All Funds). Assets will be allocated among Underlying Funds and markets based on judgments by the Investment Adviser or Sub-Adviser. There is a risk that the Funds may allocate assets to an Underlying Fund or market that underperforms other funds or assets classes.
Foreign Investments/Developing and Emerging Markets Risk (All Funds). Investing in foreign (non-U.S.) securities may result in the Funds or the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of May 31, 2015:
	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Solution 2020	$8,371	$(8,371)
Solution 2025	852	(852)
Solution 2030	938	(938)
Solution 2035	1,007	(1,007)
Solution 2040	1,156	(1,156)
Solution 2045	1,179	(1,179)
Solution 2050	1,179	(1,179)
Solution 2055	1,180	(1,180)
Solution Income	545	(545)
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended May 31, 2015		Year Ended May 31, 2014
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Solution 2020	$24,526	$13,811	$11,737	$67
Solution 2025	2,829	2,455	2,714	75
Solution 2030	3,012	3,522	2,852	106
Solution 2035	3,206	3,999	2,919	111
Solution 2040	3,387	4,754	2,879	127
Solution 2045	3,474	4,758	2,824	133
Solution 2050	3,433	4,766	2,901	133
Solution 2055	3,507	4,759	2,880	133
Solution Income	2,672	985	2,077	34
The tax-basis components of distributable earnings as of May 31, 2015 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Solution 2020	$2,341	$18,910	$16,696
Solution 2025	417	1,923	3,058
Solution 2030	528	1,781	3,653
Solution 2035	521	1,852	3,598
Solution 2040	482	2,081	3,974
Solution 2045	447	2,145	4,496
Solution 2050	441	2,145	4,457
Solution 2055	473	2,147	4,502
Solution Income	363	1,631	551
The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

examination by these jurisdictions is 2012, the year of commencement of operations.
As of May 31, 2015, no provision for income tax is required in the Funds' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.
NOTE 12 — RESTRUCTURING PLAN
Prior to May 2013, Voya Financial, Inc. was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and was required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.
In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-adviser provide services to the Funds. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Funds, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements. At that meeting, the Investment Adviser represented that the new investment advisory and affiliated sub-advisory agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Funds will not be asked to vote again on the new agreements with the Investment Adviser and affiliated sub-adviser.
In March 2015, ING Groep divested the remainder of its interest in Voya Financial, Inc. through a secondary offering of Voya Financial, Inc.’s common stock of and a concurrent share repurchase by Voya Financial, Inc. Voya Financial, Inc. did not receive any proceeds from these transactions.
NOTE 13 — SUBSEQUENT EVENTS
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya Retirement Solution 2020 Fund	as of May 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 19.0%
53	iShares Barclays 20+ Year Treasury Bond Fund	$6,505	1.0
88	iShares Barclays Aggregate Bond Fund	9,695	1.5
399	iShares Barclays TIPS Bond Fund	45,175	7.0
191	iShares MSCI EAFE Index Fund	12,728	2.0
213	iShares Russell 1000 Value Index Fund	22,425	3.5
61	SPDR Trust Series 1	12,879	2.0
194	WisdomTree Europe Hedged Equity Fund	12,631	2.0
	Total Exchange-Traded Funds (Cost $120,918)	122,038	19.0
MUTUAL FUNDS: 81.1%
	Affiliated Investment Companies: 80.1%
3,193	Voya Floating Rate Fund - Class I	32,308	5.0
3,826	Voya Global Bond Fund - Class R6	38,638	6.0
3,156	Voya High Yield Bond Fund - Class I	25,881	4.0
9,257	Voya Intermediate Bond Fund - Class R6	93,685	14.7
5,713	Voya International Core Fund - Class I	57,355	8.9
5,947	Voya Large Cap Growth Fund - Class R6	92,652	14.5
4,431	Voya Large Cap Value Fund - Class R6	57,688	9.0
846	Voya MidCap Opportunities Fund - Class R6	22,409	3.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,718	Voya Multi-Manager Mid Cap Value Fund - Class I	$22,417	3.5
617	Voya Real Estate Fund - Class R6	12,746	2.0
3,881	Voya Short Term Bond Fund - Class R6	38,737	6.0
1,052	Voya Small Company Fund - Class R6	19,214	3.0
		513,730	80.1
	Unaffiliated Investment Companies: 1.0%
1,122	Credit Suisse Commodity Return Strategy Fund - Class I	6,483	1.0
	Total Mutual Funds (Cost $504,490)	520,213	81.1
	Total Investments in Securities (Cost $625,408)	$642,251	100.1
	Liabilities in Excess of Other Assets	(913)	(0.1)
	Net Assets	$641,338	100.0

Cost for federal income tax purposes is $625,555.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$23,397
Gross Unrealized Depreciation	(6,701)
Net Unrealized Appreciation	$16,696

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$122,038	$—	$—	$122,038
Mutual Funds	520,213	—	—	520,213
Total Investments, at fair value	$642,251	$—	$—	$642,251

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Retirement Solution 2020 Fund	as of May 31, 2015 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended May 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 5/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 5/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$18,018	$14,964	$(495)	$(179)	$32,308	$1,114	$(4)	$—
Voya Global Bond Fund - Class R6	36,317	4,435	(1)	(2,113)	38,638	—	—	—
Voya High Yield Bond Fund - Class I	36,437	9,721	(19,272)	(1,005)	25,881	1,630	(301)	—
Voya Intermediate Bond Fund - Class R6	57,902	35,276	(5)	512	93,685	2,275	—	—
Voya International Core Fund - Class I	13,719	51,189	(3,336)	(4,217)	57,355	477	(134)	7,284
Voya Large Cap Growth Fund - Class R6	85,342	15,607	(15,927)	7,630	92,652	216	3,346	1,383
Voya Large Cap Value Fund - Class R6	73,992	14,786	(26,857)	(4,233)	57,688	1,244	2,575	5,811
Voya MidCap Opportunities Fund - Class R6	29,043	4,282	(11,476)	560	22,409	45	271	3,514
Voya Multi-Manager International Equity Fund - Class I	35,261	721	(32,640)	(3,342)	—	—	1,232	—
Voya Multi-Manager Mid Cap Value Fund - Class I	31,095	6,135	(13,445)	(1,368)	22,417	358	(1,543)	5,303
Voya Real Estate Fund - Class I	12,791	81	(12,223)	(649)	—	81	—	—
Voya Real Estate Fund - Class R6	—	14,016	(2,136)	866	12,746	248	253	422
Voya Short Term Bond Fund - Class R6	35,930	3,694	(673)	(214)	38,737	707	(1)	—
Voya Small Company Fund - Class R6	23,374	2,315	(6,669)	194	19,214	95	370	1,584
	$489,221	$177,222	$(145,155)	$(7,558)	$513,730	$8,490	$6,064	$25,301

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Retirement Solution 2025 Fund	as of May 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 15.8%
10	iShares Barclays 20+ Year Treasury Bond Fund	$1,227	1.9
9	iShares Barclays Aggregate Bond Fund	992	1.6
28	iShares MSCI EAFE Index Fund	1,866	2.9
30	iShares Russell 1000 Value Index Fund	3,158	5.0
3	iShares Russell Midcap Growth Index Fund	295	0.5
6	SPDR Trust Series 1	1,267	2.0
19	WisdomTree Europe Hedged Equity Fund	1,237	1.9
	Total Exchange-Traded Funds (Cost $9,868)	10,042	15.8
MUTUAL FUNDS: 83.9%
	Affiliated Investment Companies: 82.9%
70	Voya Corporate Leaders 100 Fund - Class R6	1,275	2.0
314	Voya Floating Rate Fund - Class I	3,175	5.0
379	Voya Global Bond Fund - Class R6	3,824	6.0
315	Voya High Yield Bond Fund - Class I	2,587	4.1
664	Voya Intermediate Bond Fund - Class R6	6,715	10.6
565	Voya International Core Fund - Class I	5,677	8.9
609	Voya Large Cap Growth Fund - Class R6	9,487	14.8
390	Voya Large Cap Value Fund - Class R6	5,076	8.0
97	Voya MidCap Opportunities Fund - Class R6	2,567	4.0
175	Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,900	3.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
109	Voya Multi-Manager International Equity Fund - Class I	$1,262	2.0
218	Voya Multi-Manager Mid Cap Value Fund - Class I	2,840	4.5
61	Voya Real Estate Fund - Class R6	1,262	2.0
320	Voya Short Term Bond Fund - Class R6	3,195	5.0
104	Voya Small Company Fund - Class R6	1,894	3.0
		52,736	82.9
	Unaffiliated Investment Companies: 1.0%
107	Credit Suisse Commodity Return Strategy Fund - Class I	618	1.0
	Total Mutual Funds (Cost $50,529)	53,354	83.9
	Total Investments in Securities (Cost $60,397)	$63,396	99.7
	Assets in Excess of Other Liabilities	198	0.3
	Net Assets	$63,594	100.0

Cost for federal income tax purposes is $60,338.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$3,714
Gross Unrealized Depreciation	(656)
Net Unrealized Appreciation	$3,058

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$10,042	$—	$—	$10,042
Mutual Funds	53,354	—	—	53,354
Total Investments, at fair value	$63,396	$—	$—	$63,396

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Retirement Solution 2025 Fund	as of May 31, 2015 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended May 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 5/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 5/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Corporate Leaders 100 Fund - Class I	$—	$3,590	$(3,590)	$—	$—	$15	$49	$—
Voya Corporate Leaders 100 Fund - Class R6	—	1,253	—	22	1,275	—	—	—
Voya Floating Rate Fund - Class I	1,776	1,475	(58)	(18)	3,175	110	(1)	—
Voya Global Bond Fund - Class R6	3,580	454	(1)	(209)	3,824	1	—	—
Voya High Yield Bond Fund - Class I	3,591	963	(1,845)	(122)	2,587	161	(6)	—
Voya Intermediate Bond Fund - Class R6	3,605	3,065	(2)	47	6,715	163	—	—
Voya International Core Fund - Class I	1,803	4,639	(312)	(453)	5,677	47	10	717
Voya Large Cap Growth Fund - Class R6	9,313	214	(842)	802	9,487	22	340	141
Voya Large Cap Value Fund - Class R6	8,205	795	(3,115)	(809)	5,076	117	706	510
Voya MidCap Opportunities Fund - Class R6	3,435	394	(1,108)	(154)	2,567	4	239	278
Voya Multi-Manager Emerging Markets Equity Fund - Class I	611	1,494	(58)	(147)	1,900	26	5	—
Voya Multi-Manager International Equity Fund - Class I	3,387	148	(1,894)	(379)	1,262	27	190	46
Voya Multi-Manager Mid Cap Value Fund - Class I	3,678	743	(1,159)	(422)	2,840	43	75	631
Voya Real Estate Fund - Class I	1,261	8	(1,135)	(134)	—	8	—	—
Voya Real Estate Fund - Class R6	—	1,313	(190)	139	1,262	24	41	43
Voya Short Term Bond Fund - Class R6	3,541	369	(694)	(21)	3,195	64	(1)	—
Voya Small Company Fund - Class R6	2,304	218	(541)	(87)	1,894	9	142	157
	$50,090	$21,135	$(16,544)	$(1,945)	$52,736	$841	$1,789	$2,523

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Retirement Solution 2030 Fund	as of May 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 18.9%
16	iShares Barclays 20+ Year Treasury Bond Fund	$1,964	3.0
29	iShares MSCI EAFE Index Fund	1,933	2.9
28	iShares Russell 1000 Value Index Fund	2,948	4.5
30	iShares Russell Midcap Growth Index Fund	2,952	4.6
6	SPDR Trust Series 1	1,267	1.9
20	WisdomTree Europe Hedged Equity Fund	1,302	2.0
	Total Exchange-Traded Funds (Cost $11,948)	12,366	18.9
MUTUAL FUNDS: 80.8%
	Affiliated Investment Companies: 79.8%
252	Voya Corporate Leaders 100 Fund - Class R6	4,574	7.0
326	Voya Floating Rate Fund - Class I	3,298	5.0
322	Voya High Yield Bond Fund - Class I	2,642	4.0
456	Voya Intermediate Bond Fund - Class R6	4,617	7.0
648	Voya International Core Fund - Class I	6,508	9.9
712	Voya Large Cap Growth Fund - Class R6	11,091	16.9
528	Voya Large Cap Value Fund - Class R6	6,871	10.5
240	Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,607	4.0
112	Voya Multi-Manager International Equity Fund - Class I	1,302	2.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
225	Voya Multi-Manager Mid Cap Value Fund - Class I	$2,941	4.5
63	Voya Real Estate Fund - Class R6	1,301	2.0
264	Voya Short Term Bond Fund - Class R6	2,636	4.0
107	Voya Small Company Fund - Class R6	1,959	3.0
		52,347	79.8
	Unaffiliated Investment Companies: 1.0%
115	Credit Suisse Commodity Return Strategy Fund - Class I	662	1.0
	Total Mutual Funds (Cost $49,734)	53,009	80.8
	Total Investments in Securities (Cost $61,682)	$65,375	99.7
	Assets in Excess of Other Liabilities	183	0.3
	Net Assets	$65,558	100.0

Cost for federal income tax purposes is $61,722.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$4,220
Gross Unrealized Depreciation	(567)
Net Unrealized Appreciation	$3,653

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$12,366	$—	$—	$12,366
Mutual Funds	53,009	—	—	53,009
Total Investments, at fair value	$65,375	$—	$—	$65,375

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Retirement Solution 2030 Fund	as of May 31, 2015 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended May 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 5/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 5/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Corporate Leaders 100 Fund - Class I	$—	$5,565	$(5,565)	$—	$—	$54	$80	$—
Voya Corporate Leaders 100 Fund - Class R6	—	4,515	(22)	81	4,574	—	—	—
Voya Floating Rate Fund - Class I	1,810	1,565	(59)	(18)	3,298	113	(1)	—
Voya High Yield Bond Fund - Class I	3,661	1,025	(1,919)	(125)	2,642	165	(7)	—
Voya Intermediate Bond Fund - Class R6	2,603	2,597	(629)	46	4,617	115	(11)	—
Voya International Core Fund - Class I	1,991	5,342	(311)	(514)	6,508	54	9	818
Voya Large Cap Growth Fund - Class R6	11,636	189	(1,506)	772	11,091	25	584	163
Voya Large Cap Value Fund - Class R6	10,532	2,141	(4,669)	(1,133)	6,871	139	1,062	578
Voya MidCap Opportunities Fund - Class R6	3,502	121	(3,132)	(491)	—	—	554	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,255	1,639	(100)	(187)	2,607	36	10	—
Voya Multi-Manager International Equity Fund - Class I	3,697	250	(2,213)	(432)	1,302	28	221	48
Voya Multi-Manager Mid Cap Value Fund - Class I	3,749	754	(1,137)	(425)	2,941	43	72	643
Voya Real Estate Fund - Class I	1,285	8	(1,155)	(138)	—	8	—	—
Voya Real Estate Fund - Class R6	—	1,342	(185)	144	1,301	25	41	43
Voya Short Term Bond Fund - Class R6	3,610	394	(1,348)	(20)	2,636	58	—	—
Voya Small Company Fund - Class R6	2,349	219	(526)	(83)	1,959	10	138	160
	$51,680	$27,666	$(24,476)	$(2,523)	$52,347	$873	$2,752	$2,453

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Retirement Solution 2035 Fund	as of May 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 18.8%
11	iShares Barclays 20+ Year Treasury Bond Fund	$1,350	2.0
20	iShares MSCI EAFE Index Fund	1,333	2.0
31	iShares Russell 1000 Value Index Fund	3,264	4.9
10	iShares Russell 2000 Value Index Fund	1,017	1.5
30	iShares Russell Midcap Growth Index Fund	2,952	4.5
6	SPDR Trust Series 1	1,267	1.9
20	WisdomTree Europe Hedged Equity Fund	1,302	2.0
	Total Exchange-Traded Funds (Cost $12,004)	12,485	18.8
MUTUAL FUNDS: 80.9%
	Affiliated Investment Companies: 79.9%
292	Voya Corporate Leaders 100 Fund - Class R6	5,291	8.0
330	Voya Floating Rate Fund - Class I	3,338	5.1
326	Voya High Yield Bond Fund - Class I	2,674	4.0
198	Voya Intermediate Bond Fund - Class R6	2,003	3.0
722	Voya International Core Fund - Class I	7,246	10.9
742	Voya Large Cap Growth Fund - Class R6	11,557	17.4
535	Voya Large Cap Value Fund - Class R6	6,962	10.5
364	Voya Multi-Manager Emerging Markets Equity Fund - Class I	3,960	6.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
341	Voya Multi-Manager International Equity Fund - Class I	$3,954	6.0
228	Voya Multi-Manager Mid Cap Value Fund - Class I	2,976	4.5
64	Voya Real Estate Fund - Class R6	1,317	2.0
67	Voya Short Term Bond Fund - Class R6	667	1.0
16 @	Voya SmallCap Opportunities Fund Class R6	992	1.5
		52,937	79.9
	Unaffiliated Investment Companies: 1.0%
116	Credit Suisse Commodity Return Strategy Fund - Class I	670	1.0
	Total Mutual Funds (Cost $50,446)	53,607	80.9
	Total Investments in Securities (Cost $62,450)	$66,092	99.7
	Assets in Excess of Other Liabilities	196	0.3
	Net Assets	$66,288	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $62,494.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$4,194
Gross Unrealized Depreciation	(596)
Net Unrealized Appreciation	$3,598

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$12,485	$—	$—	$12,485
Mutual Funds	53,607	—	—	53,607
Total Investments, at fair value	$66,092	$—	$—	$66,092

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Retirement Solution 2035 Fund	as of May 31, 2015 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended May 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 5/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 5/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Corporate Leaders 100 Fund - Class I	$—	$6,891	$(6,891)	$—	$—	$62	$105	$—
Voya Corporate Leaders 100 Fund - Class R6	—	5,215	(17)	93	5,291	—	—	—
Voya Floating Rate Fund - Class I	1,828	1,598	(70)	(18)	3,338	114	—	—
Voya High Yield Bond Fund - Class I	3,697	1,033	(1,929)	(127)	2,674	167	(7)	—
Voya Intermediate Bond Fund - Class R6	1,703	2,146	(1,831)	(15)	2,003	60	38	—
Voya International Core Fund - Class I	2,784	5,384	(320)	(602)	7,246	60	10	910
Voya Large Cap Growth Fund - Class R6	12,372	276	(1,808)	717	11,557	27	696	170
Voya Large Cap Value Fund - Class R6	11,263	2,162	(5,226)	(1,237)	6,962	144	1,179	584
Voya MidCap Opportunities Fund - Class R6	3,537	137	(3,178)	(496)	—	—	560	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,615	1,869	(258)	(266)	3,960	54	23	—
Voya Multi-Manager International Equity Fund - Class I	5,025	525	(1,209)	(387)	3,954	85	121	145
Voya Multi-Manager Mid Cap Value Fund - Class I	3,787	765	(1,146)	(430)	2,976	44	70	649
Voya Real Estate Fund - Class I	1,298	8	(1,167)	(139)	—	8	—	—
Voya Real Estate Fund - Class R6	—	1,357	(185)	145	1,317	25	41	43
Voya Short Term Bond Fund - Class R6	1,215	130	(673)	(5)	667	17	—	—
Voya Small Company Fund - Class R6	2,372	—	(1,947)	(425)	—	—	402	—
Voya SmallCap Opportunities Fund Class I	—	999	(999)	—	—	—	51	66
Voya SmallCap Opportunities Fund Class R6	—	987	(10)	15	992	—	—	—
	$53,496	$31,482	$(28,864)	$(3,177)	$52,937	$867	$3,289	$2,567

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Retirement Solution 2040 Fund	as of May 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 18.5%
6	iShares Barclays 20+ Year Treasury Bond Fund	$736	1.1
39	iShares Russell 1000 Value Index Fund	4,106	6.0
13	iShares Russell 2000 Value Index Fund	1,323	2.0
38	iShares Russell Midcap Growth Index Fund	3,740	5.5
6	SPDR Trust Series 1	1,267	1.9
21	WisdomTree Europe Hedged Equity Fund	1,367	2.0
	Total Exchange-Traded Funds (Cost $11,945)	12,539	18.5
MUTUAL FUNDS: 81.4%
	Affiliated Investment Companies: 80.4%
299	Voya Corporate Leaders 100 Fund - Class R6	5,417	8.0
135	Voya Floating Rate Fund - Class I	1,366	2.0
334	Voya High Yield Bond Fund - Class I	2,736	4.0
135	Voya Intermediate Bond Fund - Class R6	1,366	2.0
872	Voya International Core Fund - Class I	8,759	12.9
824	Voya Large Cap Growth Fund - Class R6	12,835	19.0
572	Voya Large Cap Value Fund - Class R6	7,453	11.0
372	Voya Multi-Manager Emerging Markets Equity Fund - Class I	4,051	6.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
348	Voya Multi-Manager International Equity Fund - Class I	$4,044	6.0
285	Voya Multi-Manager Mid Cap Value Fund - Class I	3,721	5.5
65	Voya Real Estate Fund - Class R6	1,347	2.0
22 @	Voya SmallCap Opportunities Fund Class R6	1,353	2.0
		54,448	80.4
	Unaffiliated Investment Companies: 1.0%
119	Credit Suisse Commodity Return Strategy Fund - Class I	685	1.0
	Total Mutual Funds (Cost $51,714)	55,133	81.4
	Total Investments in Securities (Cost $63,659)	$67,672	99.9
	Assets in Excess of Other Liabilities	88	0.1
	Net Assets	$67,760	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $63,698.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$4,656
Gross Unrealized Depreciation	(682)
Net Unrealized Appreciation	$3,974

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$12,539	$—	$—	$12,539
Mutual Funds	55,133	—	—	55,133
Total Investments, at fair value	$67,672	$—	$—	$67,672

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Retirement Solution 2040 Fund	as of May 31, 2015 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended May 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 5/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 5/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Corporate Leaders 100 Fund - Class I	$—	$7,637	$(7,637)	$—	$—	$64	$144	$—
Voya Corporate Leaders 100 Fund - Class R6	—	5,321	—	96	5,417	—	—	—
Voya Floating Rate Fund - Class I	—	1,403	(29)	(8)	1,366	42	—	—
Voya High Yield Bond Fund - Class I	3,757	1,075	(1,968)	(128)	2,736	170	(7)	—
Voya Intermediate Bond Fund - Class R6	629	2,617	(1,887)	7	1,366	36	15	—
Voya International Core Fund - Class I	2,830	7,019	(379)	(711)	8,759	72	13	1,097
Voya Large Cap Growth Fund - Class R6	14,144	218	(2,252)	725	12,835	29	858	188
Voya Large Cap Value Fund - Class R6	13,035	2,280	(6,411)	(1,451)	7,453	162	1,407	630
Voya MidCap Opportunities Fund - Class R6	4,193	177	(3,773)	(597)	—	—	673	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,659	1,935	(275)	(268)	4,051	55	21	—
Voya Multi-Manager International Equity Fund - Class I	5,059	611	(1,234)	(392)	4,044	86	123	148
Voya Multi-Manager Mid Cap Value Fund - Class I	4,489	908	(1,178)	(498)	3,721	52	72	772
Voya Real Estate Fund - Class I	1,319	8	(1,186)	(141)	—	8	—	—
Voya Real Estate Fund - Class R6	—	1,380	(181)	148	1,347	26	40	44
Voya Small Company Fund - Class R6	3,013	—	(2,476)	(537)	—	—	500	—
Voya SmallCap Opportunities Fund Class I	—	1,357	(1,357)	—	—	—	70	89
Voya SmallCap Opportunities Fund Class R6	—	1,344	(12)	21	1,353	—	—	—
	$55,127	$35,290	$(32,235)	$(3,734)	$54,448	$802	$3,929	$2,968

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Retirement Solution 2045 Fund	as of May 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 18.8%
6	iShares Barclays 20+ Year Treasury Bond Fund	$736	1.1
42	iShares Russell 1000 Value Index Fund	4,422	6.4
13	iShares Russell 2000 Value Index Fund	1,323	1.9
38	iShares Russell Midcap Growth Index Fund	3,740	5.5
6	SPDR Trust Series 1	1,267	1.9
21	WisdomTree Europe Hedged Equity Fund	1,367	2.0
	Total Exchange-Traded Funds (Cost $12,241)	12,855	18.8
MUTUAL FUNDS: 80.8%
	Affiliated Investment Companies: 79.8%
302	Voya Corporate Leaders 100 Fund - Class R6	5,467	8.0
136	Voya Floating Rate Fund - Class I	1,378	2.0
136	Voya Intermediate Bond Fund - Class R6	1,378	2.0
812	Voya International Core Fund - Class I	8,155	11.9
875	Voya Large Cap Growth Fund - Class R6	13,628	19.9
604	Voya Large Cap Value Fund - Class R6	7,861	11.5
376	Voya Multi-Manager Emerging Markets Equity Fund - Class I	4,092	6.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
527	Voya Multi-Manager International Equity Fund - Class I	$6,119	9.0
288	Voya Multi-Manager Mid Cap Value Fund - Class I	3,754	5.5
66	Voya Real Estate Fund - Class R6	1,359	2.0
22 @	Voya SmallCap Opportunities Fund Class R6	1,365	2.0
		54,556	79.8
	Unaffiliated Investment Companies: 1.0%
120	Credit Suisse Commodity Return Strategy Fund - Class I	691	1.0
	Total Mutual Funds (Cost $51,344)	55,247	80.8
	Total Investments in Securities (Cost $63,585)	$68,102	99.6
	Assets in Excess of Other Liabilities	241	0.4
	Net Assets	$68,343	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $63,606.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,023
Gross Unrealized Depreciation	(527)
Net Unrealized Appreciation	$4,496

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$12,855	$—	$—	$12,855
Mutual Funds	55,247	—	—	55,247
Total Investments, at fair value	$68,102	$—	$—	$68,102

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Retirement Solution 2045 Fund	as of May 31, 2015 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended May 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 5/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 5/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Corporate Leaders 100 Fund - Class I	$—	$7,683	$(7,683)	$—	$—	$64	$145	$—
Voya Corporate Leaders 100 Fund - Class R6	—	5,371	—	96	5,467	—	—	—
Voya Floating Rate Fund - Class I	—	1,415	(29)	(8)	1,378	42	—	—
Voya High Yield Bond Fund - Class I	1,260	6	(1,227)	(39)	—	12	32	—
Voya Intermediate Bond Fund - Class R6	632	2,635	(1,895)	6	1,378	44	19	—
Voya International Core Fund - Class I	3,321	5,867	(346)	(687)	8,155	67	11	1,021
Voya Large Cap Growth Fund - Class R6	14,859	321	(2,334)	782	13,628	31	892	199
Voya Large Cap Value Fund - Class R6	13,751	2,338	(6,706)	(1,522)	7,861	170	1,473	667
Voya MidCap Opportunities Fund - Class R6	4,218	180	(3,798)	(600)	—	—	675	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,651	1,941	(229)	(271)	4,092	56	20	—
Voya Multi-Manager International Equity Fund - Class I	5,767	954	(283)	(319)	6,119	130	28	223
Voya Multi-Manager Mid Cap Value Fund - Class I	4,516	919	(1,179)	(502)	3,754	53	72	777
Voya Real Estate Fund - Class I	1,327	8	(1,192)	(143)	—	8	—	—
Voya Real Estate Fund - Class R6	—	1,389	(180)	150	1,359	26	40	44
Voya Small Company Fund - Class R6	3,031	—	(2,494)	(537)	—	—	499	—
Voya SmallCap Opportunities Fund Class I	—	1,366	(1,366)	—	—	—	70	90
Voya SmallCap Opportunities Fund Class R6	—	1,357	(13)	21	1,365	—	—	—
	$55,333	$33,750	$(30,954)	$(3,573)	$54,556	$703	$3,976	$3,021

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Retirement Solution 2050 Fund	as of May 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 18.8%
6	iShares Barclays 20+ Year Treasury Bond Fund	$736	1.1
42	iShares Russell 1000 Value Index Fund	4,422	6.4
13	iShares Russell 2000 Value Index Fund	1,323	1.9
38	iShares Russell Midcap Growth Index Fund	3,740	5.5
6	SPDR Trust Series 1	1,267	1.9
21	WisdomTree Europe Hedged Equity Fund	1,367	2.0
	Total Exchange-Traded Funds (Cost $12,241)	12,855	18.8
MUTUAL FUNDS: 80.9%
	Affiliated Investment Companies: 79.9%
302	Voya Corporate Leaders 100 Fund - Class R6	5,468	8.0
136	Voya Floating Rate Fund - Class I	1,378	2.0
136	Voya Intermediate Bond Fund - Class R6	1,378	2.0
812	Voya International Core Fund - Class I	8,156	11.9
875	Voya Large Cap Growth Fund - Class R6	13,629	20.0
604	Voya Large Cap Value Fund - Class R6	7,862	11.5
376	Voya Multi-Manager Emerging Markets Equity Fund - Class I	4,093	6.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
527	Voya Multi-Manager International Equity Fund - Class I	$6,119	9.0
288	Voya Multi-Manager Mid Cap Value Fund - Class I	3,754	5.5
66	Voya Real Estate Fund - Class R6	1,359	2.0
22 @	Voya SmallCap Opportunities Fund Class R6	1,365	2.0
		54,561	79.9
	Unaffiliated Investment Companies: 1.0%
120	Credit Suisse Commodity Return Strategy Fund - Class I	691	1.0
	Total Mutual Funds (Cost $51,388)	55,252	80.9
	Total Investments in Securities (Cost $63,629)	$68,107	99.7
	Assets in Excess of Other Liabilities	236	0.3
	Net Assets	$68,343	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $63,650.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,024
Gross Unrealized Depreciation	(567)
Net Unrealized Appreciation	$4,457

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$12,855	$—	$—	$12,855
Mutual Funds	55,252	—	—	55,252
Total Investments, at fair value	$68,107	$—	$—	$68,107

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Retirement Solution 2050 Fund	as of May 31, 2015 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended May 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 5/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 5/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Corporate Leaders 100 Fund - Class I	$—	$7,684	$(7,684)	$—	$—	$64	$145	$—
Voya Corporate Leaders 100 Fund - Class R6	—	5,371	—	97	5,468	—	—	—
Voya Floating Rate Fund - Class I	—	1,415	(29)	(8)	1,378	42	—	—
Voya High Yield Bond Fund - Class I	1,260	6	(1,227)	(39)	—	12	32	—
Voya Intermediate Bond Fund - Class R6	632	2,635	(1,896)	7	1,378	44	19	—
Voya International Core Fund - Class I	3,321	5,867	(345)	(687)	8,156	67	11	1,019
Voya Large Cap Growth Fund - Class R6	14,862	320	(2,334)	781	13,629	31	891	200
Voya Large Cap Value Fund - Class R6	13,755	2,338	(6,706)	(1,525)	7,862	170	1,474	667
Voya MidCap Opportunities Fund - Class R6	4,219	180	(3,797)	(602)	—	—	678	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,647	1,941	(225)	(270)	4,093	56	21	—
Voya Multi-Manager International Equity Fund - Class I	5,763	959	(283)	(320)	6,119	130	28	223
Voya Multi-Manager Mid Cap Value Fund - Class I	4,517	919	(1,181)	(501)	3,754	53	71	778
Voya Real Estate Fund - Class I	1,327	8	(1,191)	(144)	—	8	—	—
Voya Real Estate Fund - Class R6	—	1,388	(181)	152	1,359	26	40	44
Voya Small Company Fund - Class R6	3,032	—	(2,488)	(544)	—	—	506	—
Voya SmallCap Opportunities Fund Class I	—	1,366	(1,366)	—	—	—	70	90
Voya SmallCap Opportunities Fund Class R6	—	1,357	(13)	21	1,365	—	—	—
	$55,335	$33,754	$(30,946)	$(3,582)	$54,561	$703	$3,986	$3,021

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Retirement Solution 2055 Fund	as of May 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 18.8%
6	iShares Barclays 20+ Year Treasury Bond Fund	$736	1.1
42	iShares Russell 1000 Value Index Fund	4,422	6.4
13	iShares Russell 2000 Value Index Fund	1,323	1.9
38	iShares Russell Midcap Growth Index Fund	3,740	5.5
6	SPDR Trust Series 1	1,267	1.9
21	WisdomTree Europe Hedged Equity Fund	1,367	2.0
	Total Exchange-Traded Funds (Cost $12,240)	12,855	18.8
MUTUAL FUNDS: 80.8%
	Affiliated Investment Companies: 79.8%
377	Voya Corporate Leaders 100 Fund - Class R6	6,842	10.0
136	Voya Intermediate Bond Fund - Class R6	1,381	2.0
814	Voya International Core Fund - Class I	8,174	11.9
877	Voya Large Cap Growth Fund - Class R6	13,658	19.9
605	Voya Large Cap Value Fund - Class R6	7,878	11.5
376	Voya Multi-Manager Emerging Markets Equity Fund - Class I	4,095	6.0
528	Voya Multi-Manager International Equity Fund - Class I	6,133	9.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
288	Voya Multi-Manager Mid Cap Value Fund - Class I	$3,762	5.5
66	Voya Real Estate Fund - Class R6	1,362	2.0
22 @	Voya SmallCap Opportunities Fund Class R6	1,368	2.0
		54,653	79.8
	Unaffiliated Investment Companies: 1.0%
120	Credit Suisse Commodity Return Strategy Fund - Class I	693	1.0
	Total Mutual Funds (Cost $51,437)	55,346	80.8
	Total Investments in Securities (Cost $63,677)	$68,201	99.6
	Assets in Excess of Other Liabilities	266	0.4
	Net Assets	$68,467	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $63,699.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,059
Gross Unrealized Depreciation	(557)
Net Unrealized Appreciation	$4,502

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$12,855	$—	$—	$12,855
Mutual Funds	55,346	—	—	55,346
Total Investments, at fair value	$68,201	$—	$—	$68,201

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Retirement Solution 2055 Fund	as of May 31, 2015 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended May 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 5/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 5/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Corporate Leaders 100 Fund - Class I	$—	$8,982	$(8,982)	$—-	$—	$80	$187	$—
Voya Corporate Leaders 100 Fund - Class R6	—	6,721	—	121	6,842	—	—	—
Voya High Yield Bond Fund - Class I	1,261	6	(1,228)	(39)	—	11	32	—
Voya Intermediate Bond Fund - Class R6	317	2,956	(1,902)	10	1,381	45	14	—
Voya International Core Fund - Class I	3,345	5,859	(343)	(687)	8,174	67	11	1,021
Voya Large Cap Growth Fund - Class R6	14,874	310	(2,316)	790	13,658	31	883	200
Voya Large Cap Value Fund - Class R6	13,765	2,347	(6,706)	(1,528)	7,878	171	1,474	668
Voya MidCap Opportunities Fund - Class R6	4,222	183	(3,803)	(602)	—	—	678	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,677	1,940	(250)	(272)	4,095	56	23	—
Voya Multi-Manager International Equity Fund - Class I	5,793	940	(282)	(318)	6,133	130	28	223
Voya Multi-Manager Mid Cap Value Fund - Class I	4,520	916	(1,174)	(500)	3,762	53	71	778
Voya Real Estate Fund - Class I	1,328	8	(1,193)	(143)	—	8	—	—
Voya Real Estate Fund - Class R6	—	1,389	(178)	151	1,362	26	40	44
Voya Small Company Fund - Class R6	3,034	—	(2,490)	(544)	—	—	506	—
Voya SmallCap Opportunities Fund Class I	—	1,367	(1,367)	—	—	—	70	90
Voya SmallCap Opportunities Fund Class R6	—	1,359	(12)	21	1,368	—	—	—
	$55,136	$35,283	$(32,226)	$(3,540)	$54,653	$678	$4,017	$3,024

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Retirement Solution Income Fund	as of May 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 18.8%
5	iShares Barclays 20+ Year Treasury Bond Fund	$614	1.0
24	iShares Barclays Aggregate Bond Fund	2,644	4.5
47	iShares Barclays TIPS Bond Fund	5,321	9.1
6	SPDR Trust Series 1	1,267	2.2
18	WisdomTree Europe Hedged Equity Fund	1,172	2.0
	Total Exchange-Traded Funds (Cost $11,307)	11,018	18.8
MUTUAL FUNDS: 82.0%
	Affiliated Investment Companies: 81.0%
294	Voya Floating Rate Fund - Class I	2,971	5.1
351	Voya Global Bond Fund - Class R6	3,541	6.0
289	Voya High Yield Bond Fund - Class I	2,372	4.0
1,609	Voya Intermediate Bond Fund - Class R6	16,283	27.8
291	Voya International Core Fund - Class I	2,921	5.0
413	Voya Large Cap Growth Fund - Class R6	6,440	11.0
406	Voya Large Cap Value Fund - Class R6	5,286	9.0
33	Voya MidCap Opportunities Fund - Class R6	880	1.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
68	Voya Multi-Manager Mid Cap Value Fund - Class I	$887	1.5
57	Voya Real Estate Fund - Class R6	1,168	2.0
474	Voya Short Term Bond Fund - Class R6	4,733	8.1
		47,482	81.0
	Unaffiliated Investment Companies: 1.0%
103	Credit Suisse Commodity Return Strategy Fund - Class I	594	1.0
	Total Mutual Funds (Cost $47,303)	48,076	82.0
	Total Investments in Securities (Cost $58,610)	$59,094	100.8
	Liabilities in Excess of Other Assets	(456)	(0.8)
	Net Assets	$58,638	100.0

Cost for federal income tax purposes is $58,543.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,423
Gross Unrealized Depreciation	(872)
Net Unrealized Appreciation	$551

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$11,018	$—	$—	$11,018
Mutual Funds	48,076	—	—	48,076
Total Investments, at fair value	$59,094	$—	$—	$59,094

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Retirement Solution Income Fund	as of May 31, 2015 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended May 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 5/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 5/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$1,657	$1,361	$(30)	$(17)	$2,971	$103	$—	$—
Voya Global Bond Fund - Class R6	3,340	397	(1)	(195)	3,541	—	—	—
Voya High Yield Bond Fund - Class I	3,351	917	(1,782)	(114)	2,372	151	(6)	—
Voya Intermediate Bond Fund - Class R6	16,261	3,513	(3,599)	108	16,283	457	(88)	—
Voya International Core Fund - Class I	280	3,064	(204)	(219)	2,921	25	7	376
Voya Large Cap Growth Fund - Class R6	6,167	1,277	(1,288)	284	6,440	15	497	97
Voya Large Cap Value Fund - Class R6	5,104	1,999	(1,346)	(471)	5,286	105	277	540
Voya MidCap Opportunities Fund - Class R6	1,870	218	(1,038)	(170)	880	2	227	196
Voya Multi-Manager International Equity Fund - Class I	846	21	(746)	(121)	—	—	70	—
Voya Multi-Manager Mid Cap Value Fund - Class I	2,002	365	(1,241)	(239)	887	20	85	295
Voya Real Estate Fund - Class I	1,176	15	(1,066)	(125)	—	8	—	—
Voya Real Estate Fund - Class R6	—	1,231	(191)	128	1,168	23	41	39
Voya Short Term Bond Fund - Class R6	4,406	412	(58)	(27)	4,733	87	—	—
	$46,460	$14,790	$(12,590)	$(1,178)	$47,482	$996	$1,110	$1,543

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended May 31, 2015 were as follows:
Fund Name	Type	Per Share Amount
Voya Retirement Solution 2020 Fund
Class I	NII	$0.3652
Class I	STCG	$0.0990
Class I	LTCG	$0.2614
Voya Retirement Solution 2025 Fund
Class I	NII	$0.3649
Class I	STCG	$0.1723
Class I	LTCG	$0.4663
Voya Retirement Solution 2030 Fund
Class I	NII	$0.3721
Class I	STCG	$0.1991
Class I	LTCG	$0.6679
Voya Retirement Solution 2035 Fund
Class I	NII	$0.3864
Class I	STCG	$0.2215
Class I	LTCG	$0.7582
Voya Retirement Solution 2040 Fund
Class I	NII	$0.3989
Class I	STCG	$0.2442
Class I	LTCG	$0.9026
Fund Name	Type	Per Share Amount
Voya Retirement Solution 2045 Fund
Class I	NII	$0.3860
Class I	STCG	$0.2745
Class I	LTCG	$0.9046
Voya Retirement Solution 2050 Fund
Class I	NII	$0.3857
Class I	STCG	$0.2660
Class I	LTCG	$0.9049
Voya Retirement Solution 2055 Fund
Class I	NII	$0.3845
Class I	STCG	$0.2817
Class I	LTCG	$0.9040
Voya Retirement Solution Income Fund
Class I	NII	$0.3439
Class I	STCG	$0.1663
Class I	LTCG	$0.1881

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended May 31, 2015, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Retirement Solution 2020 Fund	14.12%
Voya Retirement Solution 2025 Fund	13.06%
Voya Retirement Solution 2030 Fund	14.68%
Voya Retirement Solution 2035 Fund	14.60%
Voya Retirement Solution 2040 Fund	15.40%
Voya Retirement Solution 2045 Fund	16.19%
Voya Retirement Solution 2050 Fund	16.20%
Voya Retirement Solution 2055 Fund	16.55%
Voya Retirement Solution Income Fund	9.50%

TAX INFORMATION (Unaudited) (continued)

For the year ended May 31, 2015, the following are percentages of ordinary distributions paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Voya Retirement Solution 2020 Fund	28.83%
Voya Retirement Solution 2025 Fund	27.59%
Voya Retirement Solution 2030 Fund	29.66%
Voya Retirement Solution 2035 Fund	32.24%
Voya Retirement Solution 2040 Fund	34.58%
Voya Retirement Solution 2045 Fund	35.64%
Voya Retirement Solution 2050 Fund	35.82%
Voya Retirement Solution 2055 Fund	35.70%
Voya Retirement Solution Income Fund	16.35%
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended May 31, 2015:
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Retirement Solution 2020 Fund	$122	$0.0022	7.00%
Voya Retirement Solution 2025 Fund	$23	$0.0040	10.38%
Voya Retirement Solution 2030 Fund	$26	$0.0044	10.50%
Voya Retirement Solution 2035 Fund	$40	$0.0068	13.96%
Voya Retirement Solution 2040 Fund	$47	$0.0078	13.88%
Voya Retirement Solution 2045 Fund	$56	$0.0093	16.20%
Voya Retirement Solution 2050 Fund	$56	$0.0093	16.20%
Voya Retirement Solution 2055 Fund	$56	$0.0093	16.03%
Voya Retirement Solution Income Fund	$8	$0.0014	4.59%

*
None of the Funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee	July 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	157	DSM/Dentaquest, Boston, MA (February 2014 - Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Trustee	January 2014 - Present May 2007 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	157	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	May 2007 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	157	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Funds (35 funds) (December 2009 - Present).
Albert E. DePrince, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	May 2013 - Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991 - July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	157	None.
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	October 2007 - Present	Retired.	157	First Marblehead Corporation (September 2003 - Present).
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	May 2013 - Present	Retired.	157	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	May 2007 - Present	Retired.	157	Assured Guaranty Ltd. (April 2004 - Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	157	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	May 2007 - Present	Consultant (May 2001 - Present).	157	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	May 2007 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	157	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).
Trustee who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	May 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).	157	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December
					2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 - Present); and Voya Investment Trust Co. (April 2009 - Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2015.

(3)
Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	President and Chief Executive Officer	March 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Executive Vice President	March 2007 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	March 2007 - Present September 2009 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Chief Compliance Officer	February 2012 - Present	Senior Vice President and Chief Compliance Officer, Voya Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2007 - Present	Senior Vice President, Voya Funds Services, LLC (March 2005 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President	March 2007 - Present	Senior Vice President, Voya Investments, LLC (October 2003 - Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	July 2012 - Present	Senior Vice President - Fund Compliance, Voya Funds Services, LLC (June 2012 - Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 - June 2012).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President	March 2007 - Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 - Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2007 - Present	Vice President, Voya Funds Services, LLC (September 2004 - Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2007 - Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 - Present); Vice President, Voya Investments, LLC (October 2004 - Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 - Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 - Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 - April 2010).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2014 - Present	Vice President, Voya Funds Services, LLC (April 2014 - Present). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	March 2007 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012 - Present	Vice President, Voya Funds Services, LLC (July 2007 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2007 - Present	Vice President - Mutual Fund Product Development, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Investment Management - Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013 - Present	Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	March 2007 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Assistant Secretary	March 2007 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

APPROVAL OF AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENTS
At a meeting held on March 12, 2015, the Board of Trustees (the “Board”) of Voya Separate Portfolios Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory agreements (“Independent Trustees”) of Voya Retirement Solution 2020 Fund, Voya Retirement Solution 2025 Fund, Voya Retirement Solution 2030 Fund, Voya Retirement Solution 2035 Fund, Voya Retirement Solution 2040 Fund, Voya Retirement Solution 2045 Fund, Voya Retirement Solution 2050 Fund, Voya Retirement Solution 2055 Fund, and Voya Retirement Solution Income Fund (collectively, the “Funds”), each a series of the Trust, approved amending and restating the Investment Management Agreements between the Trust, on behalf of the Funds, and Voya Investments, LLC (the “Adviser”) so that, effective May 1, 2015, the terms of each Fund’s Investment Management Agreement and its Administration Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under each Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and, under each Fund’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to the Fund.
In connection with its review, the Board determined that it did not need to consider certain factors it typically considers during its review of the Funds’ advisory agreements because it had reviewed, among other matters, the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided, on September 12, 2014, when it renewed the Agreements. On September 12, 2014, the Board concluded, in light of all factors it considered, to renew the Agreements and that the fee rates set forth in the Agreements were fair and reasonable. Among other factors considered at that meeting, the Board considered: (1) the nature, extent and quality of services provided under the Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Agreements; (3) the existence of any “fall-out” benefits to the Adviser and its affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser and its affiliates with respect to their services to the Funds. A further description of the process followed by the Board in approving the Agreements on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth in the Funds’ semi-annual report to shareholders for the period ended November 30, 2014.
On March 12, 2015, the Board, including the Independent Trustees, approved the Amended and Restated Investment Management Agreements. In analyzing whether to approve the Amended and Restated Investment Management Agreements, the Board did consider, among other things: (1) a memorandum and related materials outlining the terms of these Agreements and Management’s rationale for proposing the amendments that combine the terms of each Fund’s investment management and administrative services arrangements under a single agreement; (2) Management’s representations that, under the Amended and Restated Investment Management Agreements, there would be no change in the fees payable for the combination of advisory and administrative services provided to the Funds; (3) Management’s confirmation that the implementation of the Amended and Restated Investment Management Agreements would result in no change in the scope of services that the Adviser provides to the Funds and that the personnel who have provided administrative and advisory services to the Funds previously would continue to do so after the Amended and Restated Investment Management Agreements become effective; and (4) representations from Management that the combination of the Agreements better aligns the Funds’ contracts with the manner in which Voya provides such services to the Funds. In approving the amendments to the Funds’ Investment Management Agreements, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com

AR-RETIRESOL (0515-072415)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that Colleen D. Baldwin, Peter S. Drotch, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)
Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $184,500 for year ended May 31, 2015 and $184,500 for the year ended May 31, 2014.

(b)
Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $22,725 for the year ended May 31, 2015 and $22,725 for the year ended May 31, 2014.

(c)
Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $69,165 in the year ended May 31, 2015 and $69,165 for the year ended May 31, 2014. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)
All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $2 in the year ended May 31, 2015 and $0 in the year ended May 31, 2014.

(e) (1)
Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY
I.
Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.
Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.
For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.
The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.
II.
Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.
The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.
The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.
Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.
The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.
IV.
Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.
The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.
The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.
V.
Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.
The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.
A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.
VI.
Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).
VII.
Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.
VIII.
Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.
IX.
Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.
Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.
Last Approved: November 20, 2014

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2015 through December 31, 2015
Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee1
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

1
For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2015 through December 31, 2015
Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses	√	√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2015 through December 31, 2015
Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee2
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee2
Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee2
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

2
For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2015 through December 31, 2015
Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)
Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.
	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E
Prohibited Non-Audit Services
Dated:
January 1, 2015 to December 31, 2015

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Bookkeeping or other services related to the accounting records or financial statements of the Funds

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Financial information systems design and implementation

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Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

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Actuarial services

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Internal audit outsourcing services

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Management functions

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Human resources

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Broker-dealer, investment adviser, or investment banking services

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Legal services

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Expert services unrelated to the audit

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Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A
VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
VOYA BALANCED PORTFOLIO, INC.
VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND
VOYA EQUITY TRUST
VOYA FUNDS TRUST
VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND
VOYA INTERMEDIATE BOND PORTFOLIO
VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND
VOYA INVESTORS TRUST
VOYA MONEY MARKET PORTFOLIO
VOYA MUTUAL FUNDS
VOYA PARTNERS, INC.
VOYA PRIME RATE TRUST
VOYA NATURAL RESOURCES EQUITY INCOME FUND
VOYA SENIOR INCOME FUND
VOYA SEPARATE PORTFOLIOS TRUST
VOYA SERIES FUND, INC.
VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS
VOYA VARIABLE PORTFOLIOS INC,
VOYA VARIABLE PRODUCTS TRUST

(e)(2)
Percentage of services referred to in (4)(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.
(f)
Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable
(g)
Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended May 31, 2015 and May 31, 2014; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2015	2014
Voya Separate Portfolios Trust	$91,892	$91,890
Voya Investments, LLC(1)	$203,800	$125,500

(1)
Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)
Principal Accountants Independence: the Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2.01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Nominating Committee. The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner. At a minimum, the following information as to each individual proposed for nomination as director should be included: the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.
In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.
Item 11. Controls and Procedures.
(a)
Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)
There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a) (1)
Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a) (2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)
The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant): Voya Separate Portfolios Trust
By /s/ Shaun P. Mathews Shaun P. Mathews President and Chief Executive Officer
Date: August 7, 2015
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By /s/ Shaun P. Mathews Shaun P. Mathews President and Chief Executive Officer
Date: August 7, 2015
By /s/ Todd Modic Todd Modic Senior Vice President and Chief Financial Officer
Date: August 7, 2015